EXHIBIT 10.33

JOINDER TO LOAN DOCUMENTS

This Joinder to Loan Documents (this “Joinder”) is made as of January 8, 2010 by and among:

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, a Delaware corporation, as agent (in such capacity, the “Lead Borrower”) for itself and the other Borrowers party to the Credit Agreement referred to below;

The BORROWERS party to the Credit Agreement set forth on Schedule I annexed hereto (collectively, with the Lead Borrower, the “Existing Borrowers”);

The FACILITY GUARANTORS party to the Credit Agreement set forth on Schedule II annexed hereto (collectively, the “Facility Guarantors”);

BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK, INC., a New Jersey corporation (the “New Borrower”); and

BANK OF AMERICA, N.A., a national banking association, having a place of business at 100 Federal Street, Boston, Massachusetts 02110, as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below) and as collateral agent (in such capacity, the “Collateral Agent”), for its own benefit and for the benefit of the other Secured Parties (as defined in the Credit Agreement referred to below) to the Credit Agreement (as defined below);

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H :

A.           Reference is made to a certain Credit Agreement dated as of April 13, 2006 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”) by, among others (i) Lead Borrower, (ii) the Existing Borrowers, (iii) the Facility Guarantors (together with the Existing Borrowers, the “Existing Loan Parties”), (iv) the Lenders named therein (collectively, the “Lenders”), (v) Bank of America, N.A., as Administrative Agent, (vi) Bank of America, N.A., as Collateral Agent, (vii) Bear Stearns Corporate Lending Inc., a Delaware corporation, as Syndication Agent, and (viii) Wachovia Bank, National Association, The CIT Group/Business Credit, Inc., General Electric Capital Corporation, and JPMorgan Chase Bank, N.A., as co-Documentation Agents.

B.           Pursuant to the terms of Section 5.12 of the Credit Agreement, the Existing Loan Parties (as applicable) are required to cause the New Borrower to become a party to, and bound by the terms of, the Credit Agreement and the other Loan Documents, in the same capacity and to the same extent as the Existing Borrowers thereunder.  The undersigned New Borrower is executing this Joinder in accordance with the requirements of the Credit Agreement to become a Borrower thereunder and to induce the Lenders to make additional Revolving Credit Loans and to induce the Issuing Bank to issue additional Letters of Credit.

C.           In order for the New Borrower to become party to the Credit Agreement and certain of the other Loan Documents as provided herein, the New Borrower and the Existing Loan Parties are required to execute this Joinder.

NOW, THEREFORE, in consideration of the foregoing premises and as consideration for the Revolving Credit Loans previously made and the Letters of Credit previously issued, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.	Joinder and Assumption of Obligations. Effective as of the date of this Joinder:

a.	New Borrower hereby:

i.
Joins in the execution of, and becomes a party to the Credit Agreement, the Revolving Credit Notes, the Swingline Note, the Security Documents and each of the other Loan Documents to which the Existing Borrowers are a party.

ii.
Assumes and agrees to perform all applicable duties and Obligations of a Loan Party under the Credit Agreement, the Revolving Credit Notes, the Swingline Note, the Security Documents and each of the other Loan Documents to which the Existing Borrowers are a party.

b.	Without in any manner limiting the generality of clause (a) above, New Borrower hereby covenants and agrees that:

i.
New Borrower shall be bound by all covenants (other than covenants which specifically relate solely to an earlier date), agreements, liabilities and acknowledgments of a Borrower under the Credit Agreement, the Revolving Credit Notes, the Swingline Note, the Security Documents and each of the other Loan Documents to which the Existing Borrowers are a party, in each case, with the same force and effect as if New Borrower was a signatory thereto and was expressly named therein;

ii.
To secure the prompt and complete payment, performance and observance of all of the Obligations and all renewals, extensions, restructurings and refinancings thereof, New Borrower hereby grants, mortgages, pledges and hypothecates to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, a Lien upon all of its right, title and interest in, to and under the Collateral.

3.
Representations and Warranties.  New Borrower hereby makes all representations, warranties, and covenants set forth in the Credit Agreement the Revolving Credit Notes, the Swingline Note, the Security Documents and each of the other Loan Documents as of the date hereof (other than representations, warranties and covenants that relate solely to an earlier date).  To the extent that any changes in any representations, warranties, and covenants require any amendments to the Schedules to the Credit Agreement or any of the other Loan Documents, such Schedules are hereby updated, as evidenced by any supplemental Schedules (if any) annexed to this Joinder.

4.
Ratification of Loan Documents.  Except as specifically amended by this Joinder and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Credit Agreement and of the other Loan Documents shall remain in full force and effect as in effect prior to the date hereof, without releasing any Loan Party thereunder or Collateral granted by any Loan Party.

5.	Conditions Precedent to Effectiveness. This Joinder shall not be effective until the following conditions precedent have each been fulfilled to the reasonable satisfaction of the Administrative Agent:

a.
This Joinder shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Administrative Agent.

b.
All action on the part of the New Borrower and the other Loan Parties necessary for the valid execution, delivery and performance by the New Borrower of this Joinder and all other documentation, instruments, and agreements required to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

c.
New Borrower (and each other Loan Party, to the extent requested by the Administrative Agent) shall each have delivered the following to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent:

i.	Certificate of Legal Existence and Good Standing issued by the Secretary of the State of its incorporation or organization.

ii.
A certificate of an authorized officer of the due adoption, continued effectiveness, and setting forth the text, of each corporate resolution adopted in connection with the assumption of obligations under the Credit Agreement and the other Loan Documents, and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents, together with true and accurate copies of all Charter Documents.

iii.	Execution and delivery by New Borrower of such other documents, agreements and certificates as the Administrative Agent and the Collateral Agent may reasonably require.

d.
The Agents, upon their reasonable request, shall have received a favorable written legal opinion of the Loan Parties’ counsel addressed to the Agents and the other Lenders, covering such matters relating to New Borrower, the Loan Documents and/or the transactions contemplated thereby as the Agents shall reasonably request.

e.
The Administrative Agent shall have received all documents and instruments, (including an authenticated record authorizing the Agents and their representatives to file such UCC financing statements as the Agents may determine to be appropriate), required by law or requested by the Administrative Agent or the Collateral Agent to create or perfect the first priority Lien (subject only to Permitted Encumbrances having priority by operation of Applicable Law) intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded or other arrangements reasonably satisfactory to the Agents.

f.	The Loan Parties shall have executed and delivered to the Agents such additional documents, instruments, and agreements as the Agents may reasonably request.

6.	Miscellaneous.

a.
This Joinder may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

b.
This Joinder expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

c.
Any determination that any provision of this Joinder or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder.

d.
The Loan Parties shall pay all Credit Party Expenses of the Agents and the Secured Parties, including, without limitation, all such Credit Party Expenses incurred in connection with the preparation, negotiation, execution and delivery of this Joinder in accordance with the terms of the Credit Agreement.

e.	THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

Signature Page to Joinder to Loan Documents - ABL (Edgewater Park)

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

NEW BORROWER:

BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK, INC.

By:  /S/ Robert LaPenta
Name: Robert LaPenta
Title:   Vice President and Treasurer

Signature Page to Joinder to Loan Documents - ABL (Edgewater Park)

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:   /s/ Roger Malouf
Name: Roger Malouf
Title:   Vice President

COLLATERAL AGENT:

BANK OF AMERICA, N.A.

By:   /s/ Roger Malouf
Name: Roger Malouf
Title:   Vice President

Signature Page to Joinder to Loan Documents - ABL (Edgewater Park)

Acknowledged and Agreed:

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION,
as Lead Borrower

By:  /s/  Robert LaPenta
Name: Robert LaPenta
Title:   Vice President and Treasurer

THE ENTITIES LISTED ON SCHEDULE I HERETO, as Borrowers

By:  /s/  Robert LaPenta
Name: Robert LaPenta
Title:   Vice President and Treasurer

THE ENTITIES LISTED ON SCHEDULE II HERETO, as Facility Guarantors

By:  /s/  Robert LaPenta
Name: Robert LaPenta
Title:   Vice President and Treasurer

Signature Page to Joinder to Loan Documents - ABL (Edgewater Park)

SCHEDULE I

Borrowers

Burlington Coat Factory Warehouse Corporation (Lead Borrower)
Burlington Coat Factory of Alabama, LLC
Burlington Coat Factory Warehouse of Anchorage, Inc.
Burlington Coat Factory of Arizona, LLC
Burlington Coat Factory of Arkansas, LLC
Baby Depot of California, LLC
Burlington Coat Factory of California, LLC
Burlington Coat Factory of San Bernardino, LLC
MJM Designer Shoes of California, LLC
Burlington Coat Factory of Colorado, LLC
Burlington Coat Factory of Connecticut, LLC
Cohoes Fashions of Connecticut, LLC
Burlington Coat Factory of Delaware, LLC
Burlington Coat Factory of Texas, L.P.
MJM Designer Shoes of Delaware, LLC
Burlington Coat Factory of Florida, LLC
MJM Designer Shoes of Florida, LLC
Burlington Coat Factory of Georgia, LLC
Burlington Coat Factory Warehouse of Atlanta, Inc.
Burlington Coat Factory of Idaho, LLC
Burlington Coat Factory of Illinois, LLC
Burlington Coat Factory Warehouse of East St. Louis, Inc.
Burlington Coat Factory of Indiana, LLC
Burlington Coat Factory of Kansas, LLC
Burlington Coat Factory of Kentucky, Inc.
Burlington Coat Factory of Louisiana, LLC
Burlington Coat Factory of Maine, LLC
Burlington Coat Factory of Maryland, LLC
Burlington Coat Factory of Massachusetts, LLC
Cohoes Fashions of Massachusetts, LLC
Burlington Coat Factory of Michigan, LLC
Burlington Coat Factory Warehouse of Detroit, Inc.
Burlington Coat Factory Warehouse of Redford, Inc.
Burlington Coat Factory Warehouse of Grand Rapids, Inc.
Burlington Coat Factory of Minnesota, LLC
Burlington Coat Factory of Missouri, LLC
Burlington Coat Factory of Nebraska, LLC
Burlington Coat Factory of Nevada, LLC
Burlington Coat Factory of New Hampshire, LLC
Burlington Coat Factory Direct Corporation
Burlington Coat Factory Warehouse of Edgewater Park, Inc.
Burlington Coat Factory of New Jersey, LLC
Burlington Coat Factory Warehouse of New Jersey, Inc.
Cohoes Fashions of New Jersey, LLC
MJM Designer Shoes of Moorestown, Inc.
MJM Designer Shoes of New Jersey, LLC
Super Baby Depot of Moorestown, Inc.
Burlington Coat Factory of New Mexico, LLC
Burlington Coat Factory of New York, LLC
Georgetown Fashions Inc.
Monroe G. Milstein, Inc.
Cohoes Fashions of New York, LLC
MJM Designer Shoes of New York, LLC
Burlington Coat Factory of North Carolina, LLC
Burlington Coat Factory of North Dakota, LLC
Burlington Coat Factory of Ohio, LLC
Burlington Coat Factory Warehouse of Cleveland, Inc.
Burlington Coat Factory of Oklahoma, LLC
Burlington Coat Factory of Oregon, LLC
Burlington Coat Factory Warehouse of Bristol, LLC
Burlington Coat Factory of Pennsylvania, LLC
Burlington Coat Factory Warehouse of Montgomeryville, Inc.
Burlington Coat Factory Warehouse of Cheltenham, Inc.
Burlington Coat Factory Warehouse of Langhorne, Inc.
Burlington Factory Warehouse of Reading, Inc.
Burlington Coat Factory Warehouse Inc.
MJM Designer Shoes of Pennsylvania, LLC
Cohoes Fashions of Cranston, Inc.
Burlington Coat Factory of South Carolina, LLC
Burlington Coat Factory Warehouse of Charleston, Inc.
Burlington Coat Factory Warehouse of Memphis, Inc.
Burlington Coat Factory Warehouse of Shelby, Inc.
Burlington Coat Factory Warehouse of Hickory Commons, Inc.
Burlington Coat Factory Warehouse of Baytown, Inc.
MJM Designer Shoes of Texas, Inc.
Burlington Coat Factory of Utah, LLC
Burlington Coat Factory of Virginia, LLC
Burlington Coat Factory of Pocono Crossing, LLC
Burlington Coat Factory Warehouse of Coliseum, Inc.
Burlington Coat Factory of Washington, LLC
Burlington Coat Factory of West Virginia, LLC
Burlington Coat Factory of Wisconsin, LLC
BCF Cards, Inc.
Burlington Coat Factory of Puerto Rico, LLC
Burlington Coat Factory of Hawaii, LLC
Burlington Coat Factory of Montana, LLC
Burlington Coat Factory of South Dakota, LLC
Burlington Coat Factory of Vermont, LLC
Burlington Coat Factory of Wyoming, LLC
Burlington Coat Factory of Iowa, LLC
Burlington Coat Factory of Mississippi, LLC
Burlington Coat Factory of Rhode Island, LLC

Schedule I to Joinder to Loan Documents
(Borrowers)

SCHEDULE II

Facility Guarantors

Burlington Coat Factory Holdings, Inc.
Burlington Coat Factory Investments Holdings, Inc.
Burlington Coat Factory Realty of Huntsville, LLC
Burlington Coat Factory Realty of Mesa, Inc.
Burlington Coat Factory Realty of Desert Sky, Inc.
Burlington Coat Factory Realty of Dublin, Inc.
Burlington Coat Factory Realty of Florin, Inc.
Burlington Coat Factory Realty of Ventura, Inc.
Burlington Coat Realty of East Windsor, Inc.
Burlington Coat Factory of Texas, Inc.
C.F.I.C. Corporation
Burlington Coat Factory Realty Corp.
Burlington Coat Factory Realty of University Square, Inc.
Burlington Coat Factory Realty of Coral Springs, Inc.
Burlington Coat Factory Realty of West Colonial, Inc.
Burlington Coat Factory Realty of Orlando, Inc.
Burlington Coat Factory Realty of Sarasota, Inc.
K&T Acquisition Corp.
Bee Ridge Plaza, LLC
Burlington Coat Factory Realty of Morrow, Inc.
Burlington Coat Realty of Gurnee, Inc.
Burlington Coat Factory Realty of Bloomingdale, Inc.
Burlington Coat Factory Realty of River Oaks, Inc.
Burlington Coat Factory Realty of Greenwood, Inc.
Burlington Coat Factory Realty of North Attleboro, Inc.
Burlington Coat Factory Realty of Des Peres, Inc.
Burlington Coat Realty of Las Vegas, Inc.
Burlington Coat Factory Realty of Edgewater Park, Inc.
Burlington Coat Factory Realty of Paramus, Inc.
Burlington Coat Factory Realty of Pinebrook, Inc.
Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.
Burlington Coat Factory Realty of Yonkers, Inc.
LC Acquisition Corp.
Burlington Coat Factory Realty of Tulsa, Inc.
Burlington Coat Factory Realty of West Mifflin, Inc.
Burlington Coat Factory Realty of Langhorne, Inc.
Burlington Coat Factory Realty of Whitehall, Inc.
Burlington Coat Factory Realty of Memphis, Inc.
Burlington Coat Realty of Plano, Inc.
Burlington Coat Realty of Houston, Inc.
Burlington Coat Factory Realty of Westmoreland, Inc.
Burlington Coat Factory Realty of Bellaire, Inc.
Burlington Coat Factory Realty of El Paso, Inc.
Burlington Coat Realty of Potomac, Inc.
Burlington Coat Factory Realty of Fairfax, Inc.
Burlington Coat Factory Realty of Coliseum, Inc.
Burlington Coat Factory Realty of Franklin, Inc.

Schedule II to Joinder to Loan Documents
(Guarantors)